FIRST EAGLE FUNDS

First Eagle Fund of America

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED APRIL 1, 2009
TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2009

This Supplement is intended to highlight certain changes to the Statement of Additional Information dated March 1, 2009. Please review these matters carefully.

Investment Advisory and Other Services – The Subadviser

Iridian Asset Management LLC is the First Eagle Fund of America's Subadviser. The Subadviser's ultimate parent company is The Governor and Company of the Bank of Ireland. In March 2009, the Irish government agreed to recapitalize the Bank of Ireland, and in exchange received various governance rights and economic interests in the Bank, including the right to appoint 25% of the Bank's Board of Directors. The recapitalization was approved by the Bank of Ireland's shareholders on March 31, 2009 and is expected to close shortly.

There have been no changes to investment personnel or to the operations of the Subadviser as a result of this transaction.

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The information in this Supplement modifies the First Eagle Funds' Statement of Additional Information dated March 1, 2009. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the section of the Statement of Additional Information entitled "Investment Advisory and Other Services".